March 23, 2014

Icahn Associates Corp.
767 Fifth Avenue, 47th Floor
New York, New York 10153
Attention: Keith Cozza

Re: Amended and Restated Support Agreement

Ladies and Gentlemen:

This support agreement (this “Agreement”) amends and restates that original support agreement (the “Original Agreement”) entered into between Herbalife Ltd., a Cayman Islands corporation (the “Company”), Carl C. Icahn and certain affiliated entities of Mr. Icahn, dated February 28, 2013. This Agreement sets forth our understanding and agreement with respect to your investment in and representation on the Board of Directors of the Company (the “Board”) and certain restrictions and limitations to be placed on Mr. Icahn, Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., and Icahn Enterprises G.P. Inc. (collectively with you, the “Icahn Parties”). Pursuant to and in accordance with the terms and conditions of the Original Agreement, the Icahn Parties designated, and the Company nominated, two designees of the Icahn Parties to the Board as Class II directors (the “2013 Icahn Designees”), both of whom were elected to the Board at the 2013 annual general meeting of stockholders on April 25, 2013.

In consideration of and reliance upon the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledge, by signing this Agreement, the parties agree and acknowledge as follows:

1.	Board Matters & Voting.

(a) In consideration of the Icahn Parties’ agreement set forth in this Agreement, the Company shall nominate (i) Hunter C. Gary and Jesse A. Lynn (collectively, the “2014 Icahn Designees” and, collectively with the 2013 Icahn Designees, the “Icahn Designees”), for election to the Board as Class I directors at the 2014 annual general meeting of stockholders, which the Company agrees shall be held on or prior to April 29, 2014 (the “2014 Annual Meeting”), and (ii) James L. Nelson (the “Independent Director”) for election to the Board as a Class II director at the 2014 Annual Meeting to fill the vacancy on the Board resulting from the resignation of a Class II director immediately prior to such meeting.

The Company shall include the 2014 Icahn Designees in the Company’s slate of nominees for election as directors of the Company at the 2014 Annual Meeting and shall use commercially reasonable efforts to cause the election of the 2014 Icahn Designees to the Board at the 2014 Annual Meeting (including recommending that the Company’s stockholders vote in favor of the election of the 2014 Icahn Designees, including such nominees in the Company’s proxy statement for the 2014 Annual Meeting and otherwise supporting such nominees for election in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees in the aggregate). The Icahn Parties, the Icahn Designees and the Independent Director shall provide the Company with such information with respect to the Icahn Parties, the Icahn Designees and the Independent Director as is required to be included in the proxy statement under applicable law.

If any of the Icahn Designees or the Independent Director resigns from the Board or is rendered unable to, or refuses to, be appointed to, or to serve on, the Board, the Icahn Parties shall be entitled to designate a replacement for each such designee that is approved by the Company’s Nominating and Corporate Governance Committee (such approval not to be unreasonably withheld or delayed) for each such designee (and if such proposed designee is not approved by such committee, the Icahn Parties shall be entitled to continue designating a replacement until such proposed designee is approved by the Company and such committee) (a “Replacement”), and the Company shall take all necessary action to promptly appoint such person to the Board. Any Replacement pursuant to this Agreement shall be deemed to be an Icahn Designee or Independent Director, as applicable, for all purposes under this Agreement and prior to his or her appointment to the Board, shall be required to, and the Icahn Parties shall cause such person to, execute the resignation as director in the form attached hereto as Exhibit A and deliver it to the Company. For the avoidance of doubt, any Replacement of the Independent Director pursuant to this Agreement shall (A) not be a director, officer, employee or consultant of, advisor to, affiliated with or receive compensation from (including, without limitation, in connection with service on the Board) any of the Icahn Parties, and (B) be otherwise independent within the meaning of the rules and regulations of the New York Stock Exchange and the Company’s independence guidelines, as determined in good faith by the Board.

The Company acknowledges and agrees that any policy of the Company or of the Board, whether formal or informal, in existence as of the date hereof or subsequently adopted, including without limitation, any Insider Trading Policy, shall only be applicable to the Icahn Designees and the Independent Director and in no event shall any such policies have any applicability with respect to any Icahn Party or any of their Affiliates.

(b) As of the date hereof, the Company represents and warrants that the Board is composed of thirteen (13) directors and that there are no vacancies on the Board. The Company agrees that it will not, from and after the date hereof, take any action, or support any Person (as defined below) who is seeking, to increase the size of the Board above fifteen (15) directors, each having one vote on all matters; provided that the Company further agrees that, from and after the date hereof, and following the 2014 Annual Meeting, for so long as an Icahn Designee is a member of the Board or the Icahn Parties are in the process of identifying a Replacement as permitted under the third paragraph of Section 1(a), if the Company or the Board increases the size of the Board to greater than thirteen (13) directors, then, for so long as the size of the Board is greater than thirteen (13) directors, the Icahn Parties shall have the right to designate additional persons approved by the Company and reasonably acceptable to the Nominating and Corporate Governance Committee (such approval not to be unreasonably withheld or delayed) as directors (and if such proposed designee is not approved by such committee, the Icahn Parties shall be entitled to continue designating a Replacement) to fill all such directorships and the Company shall take all necessary action to promptly appoint such person to the Board. Any such person shall be deemed to be an Icahn Designee for all purposes under this Agreement and prior to his or her appointment to the Board, shall be required to, and the Icahn Parties shall cause such person to, execute the resignation as director in the form attached hereto as Exhibit A and deliver it to the Company.

(c) For any annual general meeting of Company stockholders subsequent to the 2015 annual general meeting of stockholders (the “2015 Annual Meeting”) but only for so long as an Icahn Designee is a member of the Board or the Icahn Parties are in the process of identifying a Replacement as permitted under the third paragraph of Section 1(a), the Company agrees to notify the Icahn Parties between the January 5th and 15th immediately preceding such annual general meeting (which such date of notification shall in no event be less than 20 calendar days before the advance notice deadline (the “Advance Notice Deadline”) set forth in Sections 73 to 76 of the Company’s Amended and Restated Memorandum and Articles of Association (as may be amended, the “Memorandum and Articles”), as such date may change from time to time) whether or not any Icahn Designee or the Independent Director whose term of office is expiring at such annual general meeting (such notice, the “Company Notice”) will be nominated by the Company for election as a director at such annual general meeting and, if any Icahn Designee or the Independent Director will be nominated, to use commercially reasonable efforts to cause the election of any such nominees so nominated by the Company (including recommending that the Company’s stockholders vote in favor of the election of any such nominees, including such nominees in the Company’s proxy statement for such annual general meeting and otherwise supporting any such nominee for election in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees in the aggregate). In the event that the Company notifies the Icahn Parties that any Icahn Designee or the Independent Director will not be nominated by the Company for election as a director pursuant to the preceding sentence or if within ten (10) days of the Company Notice the Icahn Designees or the Independent Director resign from the Board, then Company agrees that the Advance Notice Deadline for the upcoming annual meeting, will not be prior to March 15th of the applicable year and that the Company shall set the date of such annual general meeting so that such Advance Notice Deadline will comply with this sentence. The Company agrees that the Advance Notice Deadline for the 2015 Annual Meeting will not be prior to March 15, 2015, and that the Company shall set the date of the 2015 Annual Meeting so that such Advance Notice Deadline will comply with this sentence.

(d) For so long as an Icahn Designee is a member of the Board or the Icahn Parties are in the process of identifying a Replacement as permitted under the third paragraph of Section 1(a), the Company agrees that the Board shall not (i) create any new committee; provided that nothing in this Section 1(d) shall prohibit the Company or the Board from creating a committee that does not include any Icahn Designees to consider specific matters that include conflicts of interest between the Company and the Icahn Parties if it would be prudent as a matter of law to exclude the Icahn Designees from membership on such committee, or (ii) expand the scope of duties and responsibilities of any of the three existing committees of the Board (namely, the audit committee, the compensation committee and the nominating and corporate governance committee), except to the extent required by applicable law, stock exchange or other regulatory requirement.

(e) Notwithstanding anything to the contrary in this Agreement: (i) the rights and privileges set forth in this Agreement shall be personal to the Icahn Parties and may not be transferred or assigned to any individual, corporation, partnership, limited liability company, joint venture, estate, trust, association, organization or other entity of any kind or nature (each, a “Person”), except that the Icahn Parties shall be permitted to transfer or assign this Agreement to their controlled Affiliates and (ii) if at any time after the date hereof, the Icahn Parties (together with their controlled Affiliates) cease collectively to Beneficially Own, at least 7,007,575 shares of the Company’s common shares, as adjusted to account for any stock split, stock dividend or similar corporate action, (y) the Icahn Parties shall cause the Icahn Designees to promptly tender their resignations from the Board and any committee of the Board on which they may be a member and (z) except as set forth in Section 12, the Company and the Icahn Parties shall have no further obligations under this Agreement. In furtherance of the foregoing, each Icahn Designee shall, prior to his or her appointment to the Board, and each member of the Icahn Parties shall cause each such Icahn Designee to, execute an irrevocable resignation as director in the form attached hereto as Exhibit A and deliver it to the Company. For purposes of this Agreement: the term “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “Beneficially Own” or variations thereof shall have the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

2.	Standstill Agreement.

In consideration of the Company’s agreement set forth herein, so long as the Company has complied and is complying with its obligations under the first and second paragraphs of Section 1(a), Sections 1(b), 1(c) and 1(d), and Section 6, and has otherwise materially complied and is materially complying with its other obligations set forth in this Agreement, the Icahn Parties agree that (x) in the case of clause (a) below, from the date hereof until the date on which no Icahn Designee is a member of the Board and (y) in the case of clauses (b) – (g) below, from the date hereof until the first date after the date hereof on which no Icahn Designee is a member of the Board, the Icahn Parties shall not, and shall cause their respective directors, officers, partners, members, employees, agents (acting in such capacity) and controlled Affiliates (collectively, “Representatives”) not to, directly or indirectly:

(a) except in connection with a Competing Offer (as defined below), acquire, seek to acquire or agree to acquire (whether by market purchases, private purchases or otherwise) any common shares of the Company (or Beneficial Ownership thereof) or any securities convertible or exchangeable into or exercisable for any common shares of the Company (or Beneficial Ownership thereof) (including any derivative securities or instruments having the right to acquire common shares of the Company) if after the consummation of any such acquisition, the Icahn Parties would Beneficially Own more than 25% of the Company’s then outstanding common shares or voting power of the Company in the aggregate (for purposes of this Section 2(a), any securities convertible or exchangeable into or exercisable for any common shares of the Company shall be calculated as if such securities were converted or exercised into Company common shares), other than securities issued pursuant to a stock split, stock dividend or similar corporate action initiated by the Company or taken by the Company’s shareholders with respect to any securities Beneficially Owned by the Icahn Parties; provided that if the Icahn Parties, at any time, Beneficially Own more than 25% of the Company’s then outstanding common shares or voting power of the Company in the aggregate due solely to a reduction in the outstanding common shares of the Company (whether or not the Icahn Parties were aware of such a reduction in the outstanding common shares of the Company), the Icahn Parties shall not have, and shall not be deemed to have, violated this clause (a); it being understood that for purposes of this Section 2(a), the 25% shall be calculated using the number of the Company’s outstanding common shares as most recently publicly disclosed by the Company in a Form 10-K, Form 10-Q or Form 8-K, as filed with the SEC;

(b) (A) other than in connection with a Permitted Opposition (as defined below), encourage, advise or influence any other Person or assist any third party in so encouraging, assisting or influencing any other Person with respect to the giving or withholding of any proxy, consent or other authority to vote or in conducting any type of referendum (other than such encouragement, advice or influence that is consistent with Company management’s recommendation in connection with such matter) or (B) advise, influence or encourage any Person (other than the Icahn Parties and their Representatives) or effect or seek to effect, whether alone or in concert with others, the election or nomination of a director other than as permitted in this Agreement or (C) advise, influence or encourage any Person, other than the Icahn Parties and their Representatives, to commence a tender offer; provided, however, that neither this clause (b) nor any other provision in this Agreement shall restrict or otherwise limit the Icahn Parties’ from being able to vote any voting securities of the Company in favor of or against any proposal, action or transaction; provided, further, that in the event of a third party tender or exchange offer for securities of the Company that has been commenced and not withdrawn by a Person other than the Icahn Parties or any Affiliate of an Icahn Party (a “Third Party Offer”), the Icahn Parties shall be permitted to commence, and if successful, consummate, a competing tender or exchange offer for any and all of the outstanding voting securities of the Company that would, if consummated, result in the Icahn Parties owning at least a majority of the then outstanding common shares or voting power of the Company in the aggregate, which tender offer will be conditioned on such purchases in the tender offer, when added to number of common shares Beneficially Owned by the Icahn Parties’ immediately prior to the tender offer, equaling at least such majority of common shares (a “Competing Offer”);

(c) other than in connection with a Permitted Opposition, solicit proxies or written consents of stockholders or conduct any other type of referendum (binding or non-binding) with respect to the common shares of the Company, or from the holders of the common shares of the Company, or become a “participant” (as such term is defined in Instruction 3 to Item 4 of Schedule 14A promulgated under the Exchange Act) in or assist any third party in any “solicitation” of any proxy, consent or other authority (as such terms are defined under the Exchange Act) to vote any common shares of the Company (other than any encouragement, advice or influence that is consistent with Company management’s recommendation in connection with such matter); provided that except as expressly agreed in Section 3, the Icahn Parties shall not be restricted from voting any common shares of the Company in favor of or against any proposal or other action for which such solicitation is being made;

(d) form or join in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act), for the avoidance of doubt, other than a group comprised solely of the Icahn Parties and their controlled Affiliates, with respect to any common shares of the Company or agree to or deposit any common shares of the Company or any securities convertible or exchangeable into or exercisable for any such common shares in any voting trust or similar arrangement (other than to the named proxies included in the Company’s proxy card for any annual general meeting);

(e) seek to have the Company waive, amend or modify any provisions of the Memorandum and Articles;

(f) encourage or facilitate the taking of any actions by any other Person in connection with the foregoing that is prohibited to be taken by the Icahn Parties; or

(g) request that the Company or any Representative of the Company, directly or indirectly, amend or waive any provision of this Section 2 (including this clause (g));

provided, that nothing in this Agreement shall limit or in any way apply to any actions or communications that may be taken by an Icahn Designee as a director of the Company.

Nothing in this Section 2 or any other provision in this Agreement shall prohibit, be deemed to prohibit or otherwise restrict the Icahn Parties from (1) commencing, and if successful, consummating a Competing Offer, or (2) in order to allow new directors designated by the Icahn Parties to satisfy any conditions included in such Competing Offer, (x) soliciting proxies, (y) seeking to replace any member or members of the Board or (z) seeking to amend or modify the Memorandum and Articles; provided, in the case of clause (2), (a) such action or actions having substantially the same or a similar purpose or effect, have also been taken, or have been proposed to be taken, by the Person commencing the Third Party Offer and (b) prior to taking any such actions, the Icahn Designees have resigned from the Board.

For purposes of this Agreement, “Permitted Opposition” means any opposition undertaken by the Icahn Parties to defeat any matter submitted to a meeting of shareholders other than an annual general meeting, or any matter to be proposed at an annual general meeting, other than the election of directors, appointment of auditors, approval of “say-on-pay”, or other similar matters typically proposed at an annual general meeting in the ordinary course of business, or the declassification of the Board; provided, however, in connection with a Permitted Opposition the Icahn Parties shall not, and shall cause their respective Representatives not to, directly or indirectly, furnish or cause to be furnished to any other shareholder of the Company a form of proxy.

3.	Voting; Quorum.

So long as the Company has complied and is complying with its obligations under the first and second paragraphs of Section 1(a), Sections 1(b), 1(c) and 1(d), and Section 6, and has otherwise materially complied and is materially complying with its other obligations set forth in this Agreement, in connection with the 2014 Annual Meeting, and, thereafter, for so long as an Icahn Designee is a member of the Board, the Icahn Parties shall (1) cause, in the case of all common shares of the Company owned of record, and (2) instruct the record owner, in the case of all common shares of the Company Beneficially Owned but not owned of record, directly or indirectly, by it, as of the record date for the 2014 Annual Meeting and all future meetings of stockholders (whether annual or special and whether by vote or by written consent) at which directors are elected, in each case that are entitled to vote at the 2014 Annual Meeting and all such future meetings, to be present for quorum purposes and to be voted, at the 2014 Annual Meeting and all such future meetings or at any adjournments or postponements thereof, (i) for all directors nominated by the Board for election at all such meetings and (ii) in accordance with the recommendation of the Board for the ratification of the appointment of the Company’s independent public accounting firm set forth in the Company’s proxy statement for such meetings; provided that the Icahn Parties obligations set forth in this Section 3 shall terminate if the 2014 Annual Meeting is not held on or prior to April 29, 2014.

4.	Communications.

Until three (3) months after the date on which no Icahn Designee is a member of the Board, (a) neither the Icahn Parties nor any of the Icahn Parties’ Representatives shall make, or cause to be made, by press release or similar public statement to the press or media, any statement or announcement that constitutes an ad hominem attack on, or otherwise disparages (as distinct from objective statements reflecting business criticism), the Company, its officers or its directors or any person who has served as an officer or director of the Company in the past and (b) the Company shall not, and shall cause its directors and officers not to, make, or cause to be made, by press release or similar public statement to the press or media, any statement or announcement that constitutes an ad hominem attack on, or otherwise disparages (as distinct from objective statements reflecting business criticism), any Icahn Party, its officers or its directors or any person who has served as an officer or director of any Icahn Party in the past). The foregoing shall not prevent the making of any factual statement including in any compelled testimony or production of information, either by legal process, subpoena, or as part of a response to a request for information from any governmental authority with purported jurisdiction over the party from whom information is sought.

5.	Public Announcements.

The Company shall announce this Agreement and the material terms hereof by means of a press release substantially in the form of Exhibit B. The Company shall provide a draft copy of the Form 8-K relating to this Agreement to the Icahn Parties at least two hours prior to filing with the SEC. The Company acknowledges that the Icahn Parties will comply with their obligations under Section 13(d) of the Exchange Act and intend to file this Agreement as an exhibit to its Schedule 13D. The Icahn Parties will provide a draft copy of such Schedule 13D to the Company at least two hours prior to filing with the SEC.

6.	Board Resolutions; Article 109; Rights Plan.

(a) The Company hereby represents and warrants that the Board has adopted the resolutions in the form attached as Exhibit C (the “Resolutions”) and as of the date hereof, the Resolutions are in full force and effect. The Company and the Board agree that the Resolutions are irrevocable and that at no time, regardless of whether this Agreement has been terminated or whether the Company or the Icahn Parties have breached any of their obligations under this Agreement, shall the Company or the Board amend, revoke, rescind or otherwise modify the Resolutions. The Company and the Board agree that this Section 6(a), and the Icahn Parties right to enforce the Resolutions, shall survive any termination of this Agreement regardless of the cause for termination. Pursuant to the provisions of Article 109 of the Memorandum and Articles, the Board grants its irrevocable consent to the consummation by the Icahn Parties or any of them of a transaction or series of transactions, of whatever nature, pursuant to which the Icahn Parties or any of them will become an Interested Member by acquiring the Company’s outstanding common shares (or securities or other instruments convertible into or exchangeable for such shares).

(b) The Company and the Board reserve the right to adopt at any time any “Rights Plan” (which term shall include a plan or arrangement commonly referred to as a “rights plan” or “stockholder rights plan” or “shareholder rights plan” or “poison pill”), provided, however, in the event the Company adopts a Rights Plan, it agrees that for so long as an Icahn Designee is a member of the Board (i) such Rights Plan will be designed so it does not prevent or otherwise frustrate the purchase of common shares of the Company by the Icahn Parties to the extent expressly permitted by Section 2(a) of this Agreement and (ii) if the Company shall waive, modify or amend any term of such Rights Plan with respect to any third party, or if such Rights Plan shall include any provision that is more advantageous or favorable with respect to any Person or type of Person than it is to the Icahn Parties, then such waiver, modification, amendment, or provision shall also apply to the Icahn Parties.

(c) The Company and the Board acknowledge that the Icahn Parties have entered into this Agreement in reliance upon this Section 6 and that the Icahn Parties have not conceded the enforceability of any Rights Plan.

7.	Confidentiality Agreement.

The Company hereby agrees that: (i) the Icahn Designees are permitted to and may provide confidential information in accordance with the terms of the confidentiality agreement in the form attached hereto as Exhibit D (the “Confidentiality Agreement”) and (ii) the Company will execute and deliver the Confidentiality Agreement to the Icahn Parties substantially contemporaneously with execution and delivery thereof by the other signatories thereto.

8.	Representations and Warranties of the Company.

The Company represents and warrants to the Icahn Parties that (a) the Company has the corporate power and authority to execute this Agreement and to bind it thereto, (b) this Agreement has been duly and validly authorized, executed and delivered by the Company, constitutes a valid and binding obligation and agreement of the Company, and is enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles and (c) the execution, delivery and performance of this Agreement by the Company does not and will not violate or conflict with (i) any law, rule, regulation, order, judgment or decree applicable to it or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could become a default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which the Company is a party or by which it is bound.

9.	Representations and Warranties of the Icahn Parties.

(a) Each Icahn Party represents and warrants to the Company that (i) the authorized signatories of such Icahn Party set forth on the signature page hereto have the power and authority to execute this Agreement and to bind applicable Icahn Party to this Agreement, (ii) this Agreement has been duly authorized, executed and delivered by each Icahn Party, and is a valid and binding obligation of each Icahn Party, enforceable against such Icahn Party in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles and (iii) the execution, delivery and performance of this Agreement by such Icahn Party does not and will not violate or conflict with (A) any law, rule, regulation, order, judgment or decree applicable to it or (B) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could become a default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which such Icahn Party is a party or by which it is bound.

(b) Each Icahn Party shall cause its controlled Affiliates and Representatives to comply with the terms of this Agreement.

10.	Securities Laws.

The Icahn Parties acknowledge that the Icahn Parties are aware and that the Icahn Parties and the Icahn Parties’ Representatives have been advised that the United States securities laws prohibit any Person having non-public material information about a company from purchasing or selling securities of that company in violation of applicable law.

11.	Notices.

Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given when delivered (i) by email and (ii) in person, by overnight courier, by email, by facsimile transmission (with receipt confirmed by telephone, by email receipt notice or by automatic transmission report) as follows:

If to the Company, to:

Herbalife Ltd.
800 West Olympic Boulevard, Suite 406
Los Angeles, California 90015
Attention: General Counsel
Facsimile: (213) 765-9890
Email: markf@herbalife.com

with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP
2029 Century Park East
Los Angeles, CA 90067
Attention: Jonathan K. Layne
Facsimile: (310) 552-7053
Email: JLayne@gibsondunn.com

and

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153
Attention: Thomas A. Roberts

Michael J. Aiello

Facsimile: (212) 310-8007
Email: Thomas.Roberts@weil.com; Michael.Aiello@weil.com

If to the Icahn Parties, to:

Icahn Associates Corp.
767 Fifth Avenue, 47th Floor
New York, New York 10153
Attention: Keith Cozza
Facsimile: (212) 688-1158
Email: kcozza@sfire.com

with a copy (which shall not constitute notice) to:

Icahn Associates Corp.
767 Fifth Avenue, 47th Floor
New York, New York 10153
Attention: Keith Schaitkin
Facsimile: (212) 688-1158
Email: KLS@sfire.com

Any party may, by notice given in accordance with this paragraph to the other parties, designate updated information for notices hereunder.

12.	Termination; Survival.

If (a) the Company fails to comply with its obligations in Section 1, or (b) the Company or the Board breach or take any action inconsistent with the Company and the Board’s obligations pursuant to Section 6 or otherwise is in material breach, then, at the election of the Icahn Parties, in each case, this Agreement shall terminate. In the event of a termination of this Agreement for any reason, Sections 6, 16 and 18 shall survive indefinitely, and Section 4 shall survive until three (3) months after the date on which no Icahn Designee is a member of the Board.

13.	Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign or otherwise transfer either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties; provided, however, that the Icahn Parties may assign this Agreement as set forth in Section 1(e). Any purported transfer requiring consent without such consent shall be void. No amendment, modification, supplement or waiver of any provision of this Agreement shall be effective unless it is in writing and signed by the party or parties hereto affected thereby, and then only in the specific instance and for the specific purpose stated therein. Any waiver by any party hereto of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party hereto to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. This Agreement constitutes the only agreement between the Icahn Parties and the Company with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written.

14.	Third Party Beneficiaries.

This Agreement is solely for the benefit of the parties hereto and is not enforceable by any other Persons.

15.	Entire Agreement; Amendments.

This Agreement (including the exhibits hereto) represents the entire understanding and agreement of the parties with respect to the matters contained herein, and may be amended, modified or waived only by a separate writing executed by the Icahn Parties and the Company expressly so amending, modifying or waiving this Agreement. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

16.	Specific Performance.

The parties recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that in addition to other remedies the other party shall be entitled to an injunction without posting a bond or other undertaking restraining any violation or threatened violation of the provisions of this Agreement. In the event that any action shall be brought in equity to enforce the provisions of the Agreement, no party shall allege, and each party hereby waives the defense, that there is an adequate remedy at law.

17.	No Waiver.

No failure or delay by a party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

18.	Governing Law.

Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the Court of Chancery or other federal or state courts of the State of Delaware in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the Court of Chancery or other federal or state courts of the State of Delaware, and each of the parties irrevocably waives the right to trial by jury, (d) agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce the terms by way of equitable relief, and (e) irrevocably consents to service of process by a reputable overnight delivery service, signature requested, to the address of such party’s principal place of business or as otherwise provided by applicable law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING WITHOUT LIMITATION VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE.

19.	Expenses.

In the event of litigation or any other dispute arising under or in connection with this Agreement, each party shall pay its own costs and expenses.

20.	Captions.

The Captions contained in this Agreement are for convenience only and shall not affect the construction or interpretation of any provisions of this Agreement.

21.	Counterparts.

This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same Agreement.

[Remainder of Page Intentionally Left Blank]

Please confirm your agreement with the foregoing by signing and return to us a copy of this Agreement.

HERBALIFE LTD.

By: /s/ Mark J. Friedman
Name: Mark J. Friedman
Title: Executive Vice President, General Counsel

Agreed to and accepted as of the date first written above:

ICAHN ASSOCIATES CORP.
ICAHN PARTNERS MASTER FUND LP
ICAHN OFFSHORE LP
ICAHN PARTNERS LP
ICAHN ONSHORE LP
BECKTON CORP.
HOPPER INVESTMENTS LLC

By: Barberry Corp., its sole member

BARBERRY CORP.

HIGH RIVER LIMITED PARTNERSHIP

By: Hopper Investments LLC, general partner
By: Barberry Corp., its sole member

By: /s/ Keith Cozza
Name: Keith Cozza
Title: Authorized Signatory

ICAHN CAPITAL LP
By: IPH GP LLC, its general partner

By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner

IPH GP LLC
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner

ICAHN ENTERPRISES HOLDINGS L.P.
By: Icahn Enterprises G.P. Inc., its general partner

ICAHN ENTERPRISES G.P. INC.
By: /s/ Sung Hwan Cho
Name: Sung Hwan Cho
Title: Chief Financial Officer

/s/ Carl C. Icahn
Carl C. Icahn

Exhibit A
Resignation

[Date]

Board of Directors

Herbalife Ltd.
800 West Olympic Boulevard, Suite 406
Los Angeles, California 90015

Re: Resignation

Ladies and Gentlemen:

This irrevocable resignation is delivered pursuant to that certain Amended and Restated Support Agreement, effective as of March 23, 2014, between Herbalife Ltd. and certain members of the Icahn Parties signatory thereto (the “Agreement”). Capitalized terms used herein but not defined shall have the meaning set forth in the Agreement. Effective only upon, and subject to, [the earlier of (i)] such time as the Icahn Parties (together with their Affiliates) ceases collectively to “Beneficially Own” (as defined in Rule 13d-3 under the Exchange Act) at least 7,007,575 shares of the Company’s common shares, as adjusted to account for any stock split, stock dividend or similar corporate action [or (ii) such time as the Board is composed of thirteen (13) or fewer directors]1, I hereby irrevocably resign from my position as a director of the Company and from any and all committees of the Board on which I serve.

Sincerely,

Name:

[1]	To be inserted only for an additional Icahn Designee appointed pursuant to Section 1(b), if any.

Exhibit B
Press Release
[See Exhibit 99.2 to Herbalife Ltd.’s Current Report on Form 8-K filed on March 24, 2014]

Exhibit C
Board Resolutions

1.1 Background

The Chairman noted that the meeting had been convened in order to consider acquisitions by Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc. and their respective affiliates (collectively, the “Icahn Parties”) of additional Voting Shares (as defined in the Company’s Articles of Association) of the Company’s common shares (the “Voting Shares”) (or securities or other instruments convertible into or exchangeable for such shares, including options, swaps or derivative securities (all of the foregoing, together with Voting Shares, the “Securities”)). The Icahn Parties “own” (as defined in the Articles) approximately 17 million common shares of the Company and desire to purchase additional Securities.

It was noted that the Articles provide, at Article 109, that the Company shall not engage in any Business Combination with any Interested Member for a period of three (3) years following the date that such Member became an Interested Member, unless prior to such date the Board approves either the Business Combination or the transaction which resulted in the Member becoming an Interested Member (each capitalised term as defined in the Articles).

1.2 Approved Transactions

It was proposed to provide the approval of the Board required by the provisions of Article 109 to the consummation by the Icahn Parties or any of them of a transaction or series of transactions, of whatever nature, pursuant to which the Icahn Parties or any of them will become an Interested Member by purchasing Securities (in market purchases, private transactions or any other purchase or acquisition (each such purchase or acquisition, a “Purchase”) and thereby become the owner of 15% or more of the outstanding Voting Shares (each such Purchase, an “Approved Transaction”).

Upon motion duly made, seconded and carried unanimously, IT WAS RESOLVED that, it being in the best interests of the Company, each Approved Transactions be and hereby is, approved.

Exhibit D
Confidentiality Agreement
HERBALIFE LTD.

[Date]

To: Each of the persons or entities listed on Schedule A hereto (the “Icahn Parties”)

Ladies and Gentlemen:

This letter agreement shall become effective upon the appointment or election of any Icahn Designee to the Board of Directors (the “Board”) of Herbalife Ltd. (the “Company”) at which time the parties may execute the signature page hereto. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the amended and restated support agreement regarding certain rights relating to the Board (the “Letter Agreement”), dated as of March 23, 2014, among the Company and the Icahn Parties. The Company understands and agrees that, subject to the terms of, and in accordance with, this letter agreement, any Icahn Designee may, if and to the extent he or she desires to do so (in his or her sole and absolute discretion), disclose information he or she obtains while a member of the Board to you and your Representatives (as hereinafter defined) and may discuss such information with any and all such persons. As a result, you may receive certain non-public information regarding the Company. You acknowledge that this information is proprietary to the Company and may include trade secrets or other business information the disclosure of which could harm the Company. In consideration for, and as a condition of, the information being furnished to you and, subject to the restrictions in paragraph 2, your attorneys, directors, officers and employees (collectively, the “Representatives”), you agree to treat any and all information concerning the Company or any of its subsidiaries or affiliates that is furnished to you or your Representatives (regardless of the manner in which it is furnished, including without limitation in written or electronic format or orally, gathered by visual inspection or otherwise) by any Icahn Designee, or by or on behalf of the Company, together with any notes, analyses, reports, models, compilations, studies, interpretations, documents, records or extracts thereof containing, referring, relating to, based upon or derived from such information, in whole or in part (collectively, “Evaluation Material”), in accordance with the provisions of this letter agreement, and to take or abstain from taking the other actions hereinafter set forth.

1. The term “Evaluation Material” does not include information that (i) is or has become generally available to the public other than as a result of a direct or indirect disclosure by you or your Representatives in violation of this letter agreement or any obligation of confidentiality, (ii) was within your or any of your Representatives’ possession on a non-confidential basis prior to its being furnished to you by any Icahn Designee, or by or on behalf of the Company or its agents, representatives, attorneys, advisors, directors, officers or employees (collectively, the “Company Representatives”) or (iii) is received from a source other than any Icahn Designee, the Company or any of the Company Representatives; provided, that in the case of (ii) or (iii) above, the source of such information was not believed to you, after reasonable inquiry of the disclosing person, to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other person with respect to such information at the time the same was disclosed.

2. You and your Representatives will, and you will cause your Representatives to, (a) keep the Evaluation Material strictly confidential and (b) not disclose any of the Evaluation Material in any manner whatsoever without the prior written consent of the Company; provided, however, that you may disclose any of such information to your Representatives (i) who need to know such information for the sole purpose of advising you and (ii) who are informed by you of the confidential nature of such information and agree to be bound by the terms of this Agreement as if they were a party hereto; provided, further, that you will be responsible for any violation of this letter agreement by your Representatives as if they were parties hereto, except that you will not be so responsible with respect to any such Representative who has executed a copy of this letter agreement as an Additional Signatory and delivered such signed copy to the Company. Except with the prior written consent of the Company’s General Counsel, it is understood and agreed that no Icahn Designee shall disclose to you or your Representatives any Legal Advice (as defined below) that may be included in the Evaluation Material with respect to which such disclosure would constitute waiver of the Company’s attorney client privilege or attorney work product privilege. Notwithstanding the foregoing, upon your request the Company will enter into an agreement or other documents with you that provide for the disclosure of Legal Advice to you in such a manner as to preserve attorney client privilege and attorney work product privilege provided that reputable outside legal counsel of national standing provides the Company with a written opinion that disclosure pursuant to the terms of such agreement or other documents will not waive the Company’s attorney client privilege or attorney work product privilege with respect to such Legal Advice. “Legal Advice” as used herein shall be solely and exclusively limited to the advice provided by in-house or outside legal counsel and shall not include factual information or the formulation or analysis of business strategy that is not protected by the attorney-client privilege.

3. In the event that you or any of your Representatives are required by applicable subpoena, legal process or other legal requirement to disclose any of the Evaluation Material, you will promptly notify (except where such notice would be legally prohibited) the Company in writing by facsimile and certified mail so that the Company may seek a protective order or other appropriate remedy (and if the Company seeks such an order, you will provide such cooperation as the Company shall reasonably request), at its cost and expense. Nothing herein shall be deemed to prevent you or your Representatives, as the case may be, from honoring a subpoena, legal process or other legal requirement that requires discovery, disclosure or production of the Evaluation Material if (a) you produce or disclose only that portion of the Evaluation Material which your outside legal counsel of national standing advises you is legally required to be so produced or disclosed and you inform the recipient of such Evaluation Material of the existence of this letter agreement and the confidential nature of such Evaluation Material; or (b) the Company consents in writing to having the Evaluation Material produced or disclosed pursuant to the subpoena, legal process or other legal requirement. In no event will you or any of your Representatives oppose action by the Company to obtain a protective order or other relief to prevent the disclosure of the Evaluation Material or to obtain reliable assurance that confidential treatment will be afforded the Evaluation Material. It is understood that there shall be no “legal requirement” requiring you to disclose any Evaluation Material solely by virtue of the fact that, absent such disclosure, you would be prohibited from purchasing, selling, or engaging in derivative or other transactions with respect to, the Common Shares of the Company or otherwise proposing or making an offer to do any of the foregoing or making any offer, including any tender offer, or you would be unable to file any proxy materials in compliance with Section 14(a) of the Exchange Act or the rules promulgated thereunder.

4. You acknowledge that (a) none of the Company or any of the Company Representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of any Evaluation Material, and (b) none of the Company or any of the Company Representatives shall have any liability to you or to any of your Representatives relating to or resulting from the use of the Evaluation Material or any errors therein or omissions therefrom. You and your Representatives shall not directly or indirectly initiate contact or communication with any executive or employee of the Company other than the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, General Counsel, the Company’s senior investor relations officer, the Company’s directors and such other Person(s) as the Company may designate in writing, concerning Evaluation Material, or to seek any information in connection therewith from any such person other than the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, General Counsel, the Company’s senior investor relations officer, the Company’s directors and such other Person(s) as the Company may designate in writing, without the prior consent of the Company; provided, however, the restriction in this sentence shall not in any way apply to any Icahn Designee.

5. All Evaluation Material shall remain the property of the Company. Neither you nor any of your Representatives shall by virtue of any disclosure of and/or your use of any Evaluation Material acquire any rights with respect thereto, all of which rights (including all intellectual property rights) shall remain exclusively with the Company. At any time after the date on which no Icahn Nominee is a director of the Company, upon the request of the Company for any reason, you will promptly return to the Company all hard copies of the Evaluation Material and use commercially reasonable efforts to permanently erase or delete all electronic copies of the Evaluation Material in your or any of your Representatives’ possession or control (and, upon the request of the Company, shall certify to the Company that such Evaluation Material has been erased or deleted, as the case may be). Notwithstanding the return or erasure or deletion of Evaluation Material, you and your Representatives will continue to be bound by the obligations contained herein.

6. You acknowledge, and will advise your Representatives, that the Evaluation Material may constitute material non-public information under applicable federal and state securities laws, and that you shall not, and you shall use your commercially reasonable efforts to ensure that your Representatives do not, trade or engage in any derivative or other transaction, on the basis of such information in violation of such laws.

7. You hereby represent and warrant to the Company that (i) you have all requisite company power and authority to execute and deliver this letter agreement and to perform your obligations hereunder, (ii) this letter agreement has been duly authorized, executed and delivered by you, and is a valid and binding obligation, enforceable against you in accordance with its terms, (iii) this letter agreement will not result in a violation of any terms or conditions of any agreements to which you are a party or by which you may otherwise be bound or of any law, rule, license, regulation, judgment, order or decree governing or affecting you, and (iv) your entry into this letter agreement does not require approval by any owners or holders of any equity interest in you (except as has already been obtained).

8. Any waiver by the Company of a breach of any provision of this letter agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this letter agreement. The failure of the Company to insist upon strict adherence to any term of this letter agreement on one or more occasions shall not be considered a waiver or deprive the Company of the right thereafter to insist upon strict adherence to that term or any other term of this letter agreement.

9. You acknowledge and agree that the value of the Evaluation Material to the Company is unique and substantial, but may be impractical or difficult to assess in monetary terms. You further acknowledge and agree that in the event of an actual or threatened violation of this letter agreement, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, you acknowledge and agree that, in addition to any and all other remedies which may be available to the Company at law or equity, the Company shall be entitled to an injunction or injunctions to prevent breaches of this letter agreement and to enforce specifically the terms and provisions of this letter agreement exclusively in the Court of Chancery or other federal or state courts of the State of Delaware. In the event that any action shall be brought in equity to enforce the provisions of this letter agreement, you shall not allege, and you hereby waive the defense, that there is an adequate remedy at law.

10. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the Court of Chancery or other federal or state courts of the State of Delaware in the event any dispute arises out of this letter agreement or the transactions contemplated by this letter agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not bring any action relating to this letter agreement or the transactions contemplated by this letter agreement in any court other than the Court of Chancery or other federal or state courts of the State of Delaware, and each of the parties irrevocably waives the right to trial by jury, (d) agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce the terms by way of equitable relief, and (e) irrevocably consents to service of process by a reputable overnight delivery service, signature requested, to the address of such party’s principal place of business or as otherwise provided by applicable law. THIS LETTER AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING WITHOUT LIMITATION VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE.

11. This letter agreement and the Letter Agreement contain the entire understanding of the parties with respect to the subject matter hereof and thereof and this letter agreement may be amended only by an agreement in writing executed by the parties hereto.

12. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be deemed validly given, made or served, if (a) given by telecopy, when such telecopy is transmitted to the telecopy number set forth below and the appropriate confirmation is received or (b) if given by any other means, when actually received during normal business hours at the address specified in this subsection:

If to the Company:

Herbalife Ltd.
800 West Olympic Boulevard, Suite 406
Los Angeles, California 90015
Attention: General Counsel
Facsimile: (213) 745-0408
Email: BrettC@herbalife.com

with a copies (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP
2029 Century Park East
Los Angeles, CA 90067
Attention: Jonathan K. Layne
Facsimile: (310) 552-7053
Email: JLayne@gibsondunn.com

and

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153
Attention: Thomas A. Roberts
Michael J. Aiello
Facsimile: (212) 310-8007
Email: michael.aiello@weil.com
thomas.roberts@weil.com

If to the Icahn Parties:

Icahn Associates Corp.
767 Fifth Avenue, 47th Floor
New York, New York 10153
Attention: Keith Cozza
Facsimile: (212) 688-1158
Email: kcozza@sfire.com

with a copy to (which shall not constitute notice):

Icahn Associates Corp.
767 Fifth Avenue, 47th Floor
New York, New York 10153
Attention: Keith Schaitkin
Facsimile: (212) 688-1158
Email: KLS@sfire.com

13. If at any time subsequent to the date hereof, any provision of this letter agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this letter agreement.

14. This letter agreement may be executed in two or more counterparts which together shall constitute a single agreement.

15. This letter agreement and the rights and obligations herein may not be assigned or otherwise transferred, in whole or in part, by you without the express written consent of the Company. This letter agreement, however, shall be binding on successors of the parties hereto.

16. The Icahn Parties shall cause any Replacement for any Icahn Designee appointed to the Board pursuant to Section 1 of the Letter Agreement to execute a copy of this letter agreement.

17. This letter agreement shall expire two (2) years from the date on which no Icahn Designee is a director of the Company; except that you shall maintain in accordance with the confidentiality obligations set forth herein any Evaluation Material constituting trade secrets for such longer time as such information constitutes a trade secret of the Company as defined under 18 U.S.C. § 1839(3).

[Signature Pages Follow]

Please confirm your agreement with the foregoing by signing and returning one copy of this letter agreement to the undersigned, whereupon this letter agreement shall become a binding agreement between you and the Company.

Very truly yours,

HERBALIFE LTD.

By:
Name:
Title:

Accepted and agreed as of the date first written above:

ICAHN ASSOCIATES CORP.
ICAHN PARTNERS MASTER FUND LP
ICAHN OFFSHORE LP
ICAHN PARTNERS LP
ICAHN ONSHORE LP
BECKTON CORP.
HOPPER INVESTMENTS LLC

By: Barberry Corp., its sole member

BARBERRY CORP.
HIGH RIVER LIMITED PARTNERSHIP

By: Hopper Investments LLC, general partner
By: Barberry Corp., its sole member

By:
Name: Keith Cozza
Title: Authorized Signatory

ICAHN CAPITAL LP

By: IPH GP LLC, its general partner

By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner

IPH GP LLC

By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner

ICAHN ENTERPRISES HOLDINGS L.P.

By: Icahn Enterprises G.P. Inc., its general partner

ICAHN ENTERPRISES G.P. INC.

By:
Name: Sung Hwan Cho
Title: Chief Financial Officer

Carl C. Icahn

SCHEDULE A

Barberry Corp.
Beckton Corp.
Icahn Associates Corp.
Icahn Capital LP
Icahn Enterprises Holdings L.P.
Icahn Enterprises G.P. Inc.
Icahn Offshore LP
Icahn Onshore LP
Icahn Partners LP
Icahn Partners Master Fund LP
IPH GP LLC
High River Limited Partnership
Hopper Investments LLC
Carl C. Icahn